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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): SEPTEMBER 12, 2005

                                PERCEPTRON, INC.
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               (Exact Name of Registrant as Specified in Charter)

MICHIGAN                            0-20206                  38-2381442
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(State or Other Jurisdiction        (Commission              (IRS Employer
    of Incorporation)               File Number)             Identification No.)

47827 Halyard Drive, Plymouth, MI                             48170-2461
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code (734) 414-6100

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 OTHER EVENTS

         On September 12, 2005, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing that its Board of Directors has authorized a $5.0 million common stock repurchase program. Pursuant to the authorization, Perceptron may purchase shares from time to time in the open market or through privately negotiated transactions during the remainder of fiscal year 2006. The Company also announced that it has entered into a Rule 10b5-1 trading plan ("Repurchase Plan") with Barrington Research Associates, Inc. to purchase up to $5.0 million of the Company's common stock during fiscal year 2006 (less the dollar amount of purchases by the Company outside the Repurchase Plan), in open market or privately negotiated transactions, in accordance with the requirements of Rule 10b-18.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

C.       Exhibits.

         Exhibit No.       Description

         99.1 Press Release dated September 12, 2005 announcing the Company's authorization to commence a stock repurchase program and enter into a Rule 10b5-1 Repurchase Program with Barrington Research Associates, Inc.


                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PERCEPTRON, INC.
                                            (Registrant)

Date:  September 12, 2005                    /s/ A. A. Pease
                                            -----------------------------------
                                            By:    Alfred A. Pease
                                            Title: President


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                                  EXHIBIT INDEX
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
Exhibit
Number                     Description
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
99.1                       Press Release dated September 12, 2005 announcing the
                           Company's authorization to commence a stock
                           repurchase program and enter into a Rule 10b5-1
                           Repurchase Program with Barrington Research
                           Associates, Inc.